Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Prudential World Fund, Inc. of our report dated December 16, 2022, relating to the financial statements and financial highlights, which appears in PGIM Quant Solutions International Equity Fund's Annual Report on Form N-CSR for the year ended October 31, 2022. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

December 27, 2022

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Prudential World Fund, Inc. of our report dated December 16, 2022, relating to the financial statements and financial highlights, which appears in PGIM Jennison Global Opportunities Fund's Annual Report on Form N-CSR for the year ended October 31, 2022. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

December 27, 2022

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Prudential World Fund, Inc. of our report dated December 16, 2022, relating to the financial statements and financial highlights, which appears in PGIM Jennison International Opportunities Fund's Annual Report on Form N-CSR for the year ended October 31, 2022. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

December 27, 2022

Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Prudential World Fund, Inc. of our report dated December 19, 2022, relating to the financial statements and financial highlights, which appears in PGIM Jennison Emerging Markets Equity Opportunities Fund's Annual Report on Form N-CSR for the year ended October 31, 2022. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York

December 27, 2022